RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:  __Franklin K2 Alternative Strategies Fund    ________________

Total Net Assets of Fund: _ $22,233,450_____________________

Issuer:  _Bank of America Corp.____________________________________________

Underwriter(s) _Bank of America, ABN AMRO, Banca IMI, Barclays Capital, BB&T Capital, BBVA Securities, Danske Markets, Deutsche Bank Securities, Fifth Third Securities, ING Financial Lloyds Securities, Mizuho
Securities, nabSecurities, Natixis Securities, North America, RBS
Securities _______________________________

Affiliated Underwriter in the Syndicate:  _Natixis Securities North
America          ____

Date of Purchase:  _ 3/27/14 _________________________________

Date of Offering:  _ 3/27/14_______________________________

Amount of Purchase:1   _ $21,829,885_______________________________________

Purchase Price: _ $99.972___________________________________________________

Commission or Spread:  _ ____0.35%___________________________________________

________________________________________________________________________

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered under the
Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities
Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___	the issuer of such securities has been in continuous
 				operation for not less than three years
(including operations of predecessors).

----------------------------------
1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.



If the securities meet condition (iii):

______	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


__X___	The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___	The underwriting was a firm commitment.

__X___	The commission, spread or profit was reasonable and fair
compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.2

__X___	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: __ /s/ Chip Bankes ___________

Signed by: _Chip Bankes_____________

Date: _3/31/14_______________________

-------------------
2 Special counting rules apply for Rule 144A offerings.


----------------------------------------------------------------------------


RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:  __ Franklin K2 Alternative Strategies Fund    _________

Total Net Assets of Fund: _ $23,885,398_____________________

Issuer:  _Constellium NV                   _____________________________
________

Underwriter(s) _BNP Paribas, Deutsche Bank, Goldman Sachs, HSBC,
Morgan Stanley, Natixis, Societe Generale ______________________________
_________________

Affiliated Underwriter in the Syndicate:  _
Natixis                                               ____

Date of Purchase:  _ 4/30/14 _________________________________

Date of Offering:  _ 4/30/14_______________________________

Amount of Purchase:1   _ $2,280,000_______________________________________

Purchase Price: _ $100___________________________________________________

Commission or Spread:  _ ____1.5%________________________________________

________________________________________________________________________

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered under the
Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

-----------------------
1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.



If the securities meet condition (iii):

______	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


__X___	The securities were purchased prior to the end of the first
day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___	The underwriting was a firm commitment.

__X___	The commission, spread or profit was reasonable and fair
compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.2

__X___	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___	The purchase was not part of a group sale (or part of the
institutional pot), 			or otherwise allocated to
the account of an officer, director, member of an
 			advisory board, investment adviser or
employee of the Fund or affiliated
person thereof.


Signature: __ /s/ Chip Bankes _________

Signed by: _Chip Bankes_____________

Date: _7/1/14_______________________

----------------
2 Special counting rules apply for Rule 144A offerings.

------------------------------------------------------------------------------



RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:  __ Franklin K2 Alternative Strategies Fund      ___________

Total Net Assets of Fund: _ $22,920,725_____________________

Issuer:  _Numericable Group SA                   __________________________
___________

Underwriter(s) _Goldman Sachs, ING Bank, JP Morgan, Mediobanca,
Morgan Stanley, Natixis, Societe Generale, UniCredit Bank _________________
_______________

Affiliated Underwriter in the Syndicate:
_Natixis                                               ____

Date of Purchase:  _ 4/23/14 _________________________________

Date of Offering:  _ 4/23/14_______________________________

Amount of Purchase:1   _ $3,163,000_______________________________________

Purchase Price: _ $100___________________________________________________

Commission or Spread:  _ ____0.1%________________________________________

________________________________________________________________________

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

--------------------------
1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.



If the securities meet condition (iii):

______	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


__X___	The securities were purchased prior to the end of the first
day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___	The underwriting was a firm commitment.

__X___	The commission, spread or profit was reasonable and fair
compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.2

__X___	No underwriter which is an affiliate of the Fund's adviser
or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___	The purchase was not part of a group sale (or part of
the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: __ /s/ Chip Bankes _________

Signed by: _Chip Bankes_____________

Date: _7/1/14_______________________

------------------------
2 Special counting rules apply for Rule 144A offerings.


----------------------------------------------------------------------------



RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:  __ Franklin K2 Alternative Strategies Fund    _________

Total Net Assets of Fund: _ $22,920,725_____________________

Issuer:  _Altice SA                   ___________________________________
_________

Underwriter(s) _Barclays, BNP Paribas, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, ING Bank, JP Morgan, Morgan Stanley, Natixis _____________

Affiliated Underwriter in the Syndicate:  _Natixis
____

Date of Purchase:  _ 4/23/14 _________________________________

Date of Offering:  _ 4/23/14_______________________________

Amount of Purchase:1    _ $5,510,000_______________________________________

Purchase Price: _ $100___________________________________________________

Commission or Spread:  _ ____0.5%___________________________________________


Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered under the
Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___	the issuer of such securities has been in continuous
operation for not less than three years (including operations of predecessors).

--------------------------------------
1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.



If the securities meet condition (iii):

______	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


__X___	The securities were purchased prior to the end of the first day of which
any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___	The underwriting was a firm commitment.

__X___	The commission, spread or profit was reasonable and fair compared
to 			that being received by others for underwriting
similar securities during a comparable period of time.

__X___	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.2

__X___	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___	The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: __ /s/ Chip Bankes _________

Signed by: _Chip Bankes_____________

Date: _7/1/14_______________________


--------------------------------------
2 Special counting rules apply for Rule 144A offerings.

-----------------------------------------------------------------------



RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:  __Franklin K2 Alternative Strategies Fund__________

Total Net Assets of Fund: _ $8,026,087_____________________

Issuer:  _Salix Pharmaceuticals ________________________________________

Underwriter(s) _Jefferies & Co, Fifth Third Securities, Natixis Securities North America, PNC Capital, RBS Securities, SMBC Nikko Secrities, SunTrust Robinson ___________

Affiliated Underwriter in the Syndicate:  _Natixis Securities North America
          ____

Date of Purchase:  _ 12/12/13 ________________________________

Date of Offering:  _ 12/12/13_______________________________

Amount of Purchase:1   _ $1,695,000________________________________________

Purchase Price: _ $100___________________________________________________

Commission or Spread:  _ 0.%_______________________________________

________________________________________________________________________

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered under the
Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act . of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

-----------------------
1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.



If the securities meet condition (iii):

______	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


__X___	The securities were purchased prior to the end of the first
day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___	The underwriting was a firm commitment.

__X___	The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.2

__X___	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: __/s/ Chip Bankes _________

Signed by: _Chip Bankes_____________

Date: _12/31/13_______________________


------------------------
2 Special counting rules apply for Rule 144A offerings.